Van Kampen Pennsylvania Quality Municipal Trust
                          Item 77(O) 10F-3 Transactions
                         May 1, 2004 - October 31, 2004



 Security   Purcha   Size   Offeri    Total   Amount   % of    % of
Purchased     se/     of      ng     Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng      of    Offering  Purcha  Purcha   Tota
                            Shares              sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
                                                       0.45%   0.62  Citigroup,
                                                                %     Goldman,
Pennsylvan  5/26/0    -     $97.25  $269,245  1,200,                  Sachs &
    ia         4                      ,000      000                     CO,
 Turnpike                                                             Merrill
Commission                                                            Lynch &
                                                                      Co., UBS
                                                                     Financial
                                                                      Services
                                                                      Inc., JP
                                                                      Morgan,
                                                                     Commonweal
                                                                         th
                                                                     Securities
                                                                        and
                                                                     Investment
                                                                      s, Inc.,
                                                                       Janney
                                                                     Montgomery
                                                                     Scott LLC,
                                                                       Morgan
                                                                      Stanley,
                                                                      Wachovia
                                                                       Bank,
                                                                      National
                                                                     Associatio
                                                                      n, First
                                                                      Security
                                                                     Investment
                                                                      , Inc.,
                                                                       Lehman
                                                                     Brothers,
                                                                      RBC Dain
                                                                     Rauscher,
                                                                        Inc.